EXHIBIT 10.33

            TERMINATION OF AMENDED AND RESTATED MANAGEMENT AGREEMENT

     THIS TERMINATION OF AMENDED AND RESTATED MANAGEMENT AGREEMENT (this "Termination Agreement"), dated December 26, 2007 but effective for all purposes as of November 30, 2007 (the "Termination Date"), is made by and among AMERICAN TONERSERV CORP., a Delaware corporation ("ATS"), OPTIMA TECHNOLOGIES, LLC, a Delaware limited liability company (the "Company"), AZARIA MANAGEMENT GROUP, LLC (fka OPTIMA TECHNOLOGIES, L.L.C.), a Nevada limited liability company ("Manager"), and STEVEN R. JENSEN ("Principal").

                                   RECITALS

     A. The parties have entered into that certain Amended and Restated Management Agreement, dated as of August 13, 2007 (the "Agreement") whereby Manager and Principal manage, on behalf of the Company, the print management, printing supplies and repair services business the Company previously purchased from Manager (the "Business") on the terms and conditions described therein.

     B. The parties desire to terminate the Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:

                                   AGREEMENT

     1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     2. Termination of Agreement. Subject to satisfaction of all of the terms and conditions contained herein, the Agreement is terminated effective as of the Termination Date and thereafter be of no further force and effect, other than as contemplated in Section 9 hereof.

     3. Waiver of Notice. Manager and Principal hereby waive any notice requirements and time periods contained in Section 7(a) of the Agreement.

     4. Payments. On or before the Termination Date, the Company has paid to Manager all amounts due under the Management Agreement, including all deferred Management Fees and a termination fee of One Hundred Thousand Dollars ($100,000). In addition:

          (a) Additional Convertible Note. The Company and ATS shall deliver to Manager a non-interest bearing Convertible Promissory Note (the "Additional Convertible Note"), substantially in the form attached hereto as Exhibit A, dated the Termination Date and made payable to Manager in the principal amount of Four Hundred Fifty Thousand Dollars ($450,000).

          (b) Modification of Prior Convertible Note. The Company, ATS and Manager shall execute and deliver a Modification of Convertible Promissory Note (the "Modified Convertible Note"), substantially in the form attached hereto as Exhibit B, dated the Termination Date.

     5. Acceleration of Option. ATS shall cause its Board of Directors to fully accelerate the vesting of the option to purchase One Hundred Thousand (100,000) shares of common stock of ATS that was granted to James Egan in connection with his employment with the Company.

     6. Consulting Services; Transition Access. Provided that Mike Talbott ("Consultant") is employed by the Company or ATS, the Company shall cause Consultant to provide services to Manager in on matters pertaining to Azaria Management Group, LLC., Axon Technologies, Inc. and Optima HVAC LLC. Consultant shall be available on an as-needed basis at such times as may be mutually agreed upon, but in any event, not more than four (4) hours per week (on a non-accrual basis), for a period not to exceed six (6) months. Manager shall not be obligated to pay Consultant for such services. In addition, the Company agrees to provide Manager reasonable access to service management, purchasing and accounting personnel of the Company through December 31, 2007 to allow for a transition of such services from current Manager personnel to newly hired employees provided such access shall not exceed five (5) hours per week per employee.

     7. Notice and Opportunity to Cure. Notwithstanding any other provision of this Agreement or any other agreement between the parties hereto to the contrary, Manager and Principal hereby agree that no default under any Azaria Agreement (as defined below) shall be deemed to have occurred unless such default remains uncured for ten (10) days following Manager and Principal giving written notice of such default in the manner set forth in Section 9 hereof. As used in this Agreement, "Azaria Agreement" shall mean any agreement or instrument between the parties to this Agreement, including, without limitation, the Additional Convertible Note; the Modified Convertible Note; that certain Letter Agreement, dated August 7, 2007, by and among the parties hereto; that certain Amended and Restated Security Agreement, dated as of August 13, 2007, by and between the Company and Manager; that certain Secured Inventory Promissory Note, dated August 13, 2007, by the Company in favor of Manager; and that certain Noncompetition, Nonsolicitation and Nondisclosure Agreement, dated as of April 1, 2007, by and among the Company, Manager and Principal.

     8. Further Assurances. The parties shall execute such further documents, and perform such further acts, as may be necessary to comply with the terms of this Agreement and consummate the transaction contemplated hereby. The parties also hereby agree to work together in good faith to handle any other issues in connection with the transition of the operations of the Business from Manager to the Company, or any other matters reasonably related thereto.

     9. Effect of Termination. The Agreement shall no longer be of any force and effect, except that the Agreement will remain in full force and effect with respect to the provisions contained in Sections 7(e), 8, 9, and 11 of the Agreement. Furthermore, but for Sections 7(e), 8, 9, and 11 of the Agreement, the parties hereby mutually release, discharge and fully satisfy any and all claims, actions, charges, causes of action and damages of any kind whatsoever arising out of the Agreement that each now has or may hereafter have, which arise out of the Agreement, and each do hereby fully acknowledge to the other that each is fully released and discharged of any such claims, actions, charges, causes of actions and damages of any kind as of the Effective Date of this Agreement.

    10. Notice. Any notice required or permitted under this Agreement or any Azaria Agreement shall be given in writing and delivered as described herein. A notice shall be deemed effectively given as follows: (i) upon personal delivery; (ii) one (1) business day after transmission by electronic means, provided such transmission is electronically confirmed as having been successfully transmitted and a copy of such notice is deposited within 24 hours for either overnight delivery or for registered or certified mail, in accordance with clause (iii) or (iv) below, respectively; (iii) one (1) business day after deposit with a reputable overnight courier service, prepaid for overnight delivery; or (iv) three (3) business days after deposit with the United States Postal Service, postage prepaid, registered or certified with return receipt requested. Addresses for notice shall be as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties:

     If to Manager or Principal:

     Azaria Management Group, LLC
     (fka Optima Technologies, L.L.C.)
     6041 Siesta Lane
     Port Richey, FL 34668
     Attn: Steven R. Jensen

     With a copy, which shall not constitute notice, to:

     Johnson, Pope, Bokor, Ruppel and Burns, LLP
     911 Chestnut Street
     Clearwater, FL 33756
     Attn: Michael G. Little

     If to the Company or ATS:

     American TonerServ Corp.
     420 Aviation Blvd., Suite 103
     Santa Rosa, CA 95403
     Attn: Daniel J. Brinker, President and CEO

     With a copy, which shall not constitute notice, to:

     Spaulding McCullough & Tansil LLP
     90 South E Street, Suite 200
     Santa Rosa, CA 95404
     Attn: Kevin J. McCullough or Douglas J. (DJ) Drennan

    11. Headings. The titles and subtitles used in this Termination Agreement are used for convenience only and shall not be considered in construing or interpreting this Termination Agreement.

    12. Counterparts and Signature Pages. This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Termination Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Termination Agreement as to the parties and may be used in lieu of the original Termination Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.



                           [SIGNATURE PAGE FOLLOWS]




     IN WITNESS WHEREOF, the parties have executed this Termination of Amended and Restated Management Agreement effective as of the date first set forth above.

                                   ATS:

                                   AMERICAN TONERSERV CORP.,
                                   a Delaware corporation


                                   By:/s/ Daniel J. Brinker
                                      Daniel J. Brinker, President and CEO

                                   COMPANY:

                                   OPTIMA TECHNOLOGIES, LLC,
                                   a Delaware limited liability company
                                   By:  AMERICAN TONERSERV CORP.,
                                        a Delaware corporation
                                   Its: Managing Member


                                   By:/s/ Daniel J. Brinker
                                      Daniel J. Brinker, President and CEO

                                   MANAGER:

                                   AZARIA MANAGEMENT GROUP, LLC,
                                   (fka Optima Technologies, L.L.C.),
                                   a Nevada limited liability company


                                   By:/s/ Steven R. Jensen, CEO
                                      Steven R. Jensen, CEO

                                   PRINCIPAL:


                                   /s/ Steven R. Jensen
                                   Steven R. Jensen

Exhibits:
A - Convertible Promissory Note
B - Modification of Convertible Promissory Note